Income Taxes	12 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

A reconciliation of the statutory federal rate and the effective rate, for operations, is as follows for the years ended March 31, 2023 and 2022 (in thousands, except percentages):

	March 31, 2023		March 31, 2022
Tax computed at federal statutory rate	$(3,624)	21%	$(2,404)	21%
State income tax, net of federal benefit	(44)	0.2%	(6)	0%
Stock-based compensation	167	-1%	1,857	-16.2%
Research credits	60	-0.4%	(249)	2.1%
Change in tax rate	157	-0.9%	454	-4.0%
Removal of net operating losses and research development credits	1,410	-8.2%	2,269	-19.8%
Other	1	0%	20	-0.1%
Valuation allowance	1,873	-10.7%	(1,941)	16.9%
Provision (benefit) for income taxes	$—	0.0%	$—	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows as of March 31, 2023 and 2022 (in thousands, except percentages):

	March 31, 2023	March 31, 2022
Deferred tax assets:
Amortization	$598	$—
Section 174 R&D capitalization	855	—
Accrued expenses and reserves	116	110
Operating lease liability	384	611
Stock-based compensation	755	554
Inventory	251	—
Other, net	3	3
Total deferred tax assets	2,962	1,278
Valuation allowance	(2,458)	(583)
Net deferred tax assets	$504	$695
Deferred tax liabilities:
Operating lease right-of-use assets	(363)	(603)
Depreciation	(135)	(92)
Investment in equity securities	(6)	—
Total deferred tax liabilities	$(504)	$(695)
	$—	$—

A full valuation allowance has been established to offset the deferred tax assets as management cannot conclude that realization of such assets is more likely than not. Under the Internal Revenue Code (“IRC”) Sections 382 and 383, annual use of the Company’s net operating loss and research tax credit carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of March 31, 2023. Until this analysis is completed, the Company has removed the deferred tax assets related to net operating losses from its deferred tax asset schedule. Further, until a study is completed and any limitation known, approximately $1.6 million and $1.5 million for the years ended March 31, 2023 and 2022, respectively, would be considered as an uncertain tax position if netted against the deferred tax asset. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. The valuation allowance increased by approximately $1,875,000 and decreased by approximately $1,941,000 for the years ended March 31, 2023 and 2022, respectively.

The Company had federal and state net operating loss carryforwards of approximately $210.5 million and $40.9 million, respectively, as of March 31, 2023. Federal net operating loss carryforwards of approximately $66.8 million will carryforward indefinitely and be available to offset up to 80% of future taxable income each year subject to revisions made by the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The remaining federal net operating losses will begin to expire in 2028, unless previously utilized. The state net operating loss carryforwards (“NOLs”) will begin to expire in 2028, unless previously utilized.

The Company had federal and state research tax credit carryforwards of approximately $4.7 million and $4.3 million at March 31, 2023, respectively. The federal research tax credit carryforwards begin expiring in 2028. The state research tax credit carryforwards do not expire.

The Company did not record any accruals for income tax accounting uncertainties for the year ended March 31, 2023.

The Company did not accrue either interest or penalties from inception through March 31, 2023.

The Company does not expect its unrecognized tax benefits to significantly increase or decrease within the next 12 months.

The Company is subject to tax in the United States and in California. As of March 31, 2023, the Company’s tax years from inception are subject to examination by the tax authorities due to the generation of net operating losses. The Company is not currently under examination by any jurisdiction.